1st Quarter 2009 Earnings Supplemental Information

LEXMARK

April 21, 2009

Safe Harbor Statement

The contents of this presentation that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Lexmark undertakes no obligation to update any forward-looking statements.

Key Messages For Investors

- Lexmark is focused on driving long-term value for its shareholders by strategically investing in technology, products and solutions to secure high value product installations and capture profitable supplies and service annuities in document and print intensive segments of the distributed printing market.
- The company has significantly improved the breadth of its laser printer-based solutions and service offerings to more fully address the opportunity and capture profitable supplies and service annuities generated from workgroup monochrome and color laser printers and multifunction devices.
- The company's goal is to build a profitable, growing and sustainable inkjet business with good margins and returns derived from a more productive / higher page generating installed base of products and solutions.
- Lexmark continues to take actions to improve productivity, flexibility and efficiency in order to reduce its fixed infrastructure and improve the company's cost and expense structure.
- Lexmark continues to maintain a conservative capital structure with a solid balance sheet and a long track record of good cash generation, positioning it well to invest in the future and compete effectively, even during challenging times.

LEXMARK

Key Points for 1Q09

- Although hardware and supplies in both divisions were negatively impacted by weak global economic conditions,
  - PS&SD delivered strong growth in workgroup MFP units and in its Managed Print Services business, added to the breadth and depth of its workgroup multifunction line and had another good quarter for ongoing product awards and industry recognition
  - ISD delivered growth in higher end branded units and accomplished a key strategic milestone by significantly expanding retail distribution
- Lexmark's financial position remains strong with over $800 million in cash and current marketable securities held at quarter end and $650 million of long-term debt that does not begin maturing for several years ($350 million in 2013, and $300 million in 2018).
- Lexmark continues to take actions that will reduce fixed infrastructure and business support costs
  - Restructuring action announced today expected to drive over $5 million in savings in 2009, over $20 million savings in 2010
  - Total savings from Lexmark's recent restructuring plans and ongoing focus on cost and expense reductions is expected to generate ~$190 million of cumulative savings in 2009

LEXMARK

1st Quarter Results

Revenue by Geography

(Dollars in millions)	2009	2008	% Change
United States	$ 422	$ 488	-14%
Europe	351	455	-23%
Other International	171	232	-26%
Total Revenue(2)	$ 944	$ 1,175	-20%


U.S.
Europe
45%
37%
18%
Other International

Segment Revenue

(Dollars in millions)	2009	2008	% Change
PS&SD	$ 599	$ 741	-19%
ISD	345	434	-20%
Total Revenue(2)	$ 944	$ 1,175	-20%


PS&SD
63%
37%
ISD

Segment Operating Income

(Dollars in millions)	2009			2008			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 93	$ 1	$ 95	$ 144	$ 0	$ 144	-35%	-34%
ISD	52	3	55	79	2	80	-33%	-31%
Other	(71)	9	(62)	(100)	11	(89)	29%	30%
Total Operating Income(2)	$ 75	$ 13	$ 87	$ 122	$ 13	$ 135	-39%	-35%

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

1Q09 Revenue Compared to Last Year

Total revenue of $944 million declined 20% (ex. currency down 13%)

- Printing Solutions and Services Division revenue of $599 million declined 19%
  - Segment hardware revenue declined 30% driven by lower unit volume, weakening foreign currencies, and lower pricing
    - PS&SD laser unit shipments declined 25% primarily due to market weakness
    - PS&SD laser AUR declined 5%
- Imaging Solutions Division revenue of $345 million declined 20%
  - Segment hardware revenue declined 32% driven by lower unit volume
    - ISD unit shipments declined 30% reflecting the ongoing repositioning of the inkjet business and market weakness
    - ISD AUR declined 3% as positive mix was more than offset by the impact of weaker foreign currencies and continued price pressure
- Supplies revenue declined 16% due to declines in both laser and inkjet supplies end user demand and by the negative impact of weakening foreign currencies
- Hardware revenue declined 30% primarily due to lower units and the negative impact of weakening foreign currencies and lower prices
- Revenue in the U.S. declined 14%, revenue in Europe declined 23%, and Other International revenue declined 26%

LEXMARK

1Q09 Compared to Last Year

Gross profit margin 35.3%
- Excluding restructuring-related costs, would have been 35.8%
- 1Q08 gross profit margin was 37.1%, or 37.5% excluding restructuring-related activities
- Non-GAAP gross profit margin declined 170 basis points, principally due a decline in hardware margins driven by the negative impact of weakening foreign currencies, partially offset by favorable mix reflecting more supplies relative to hardware in the product mix

Operating expense $259 million
- Excluding charges for restructuring-related costs, would have been $251 million
- 1Q08 operating expense was $313 million, or $306 million excluding restructuring-related activities
- Non-GAAP operating expense declined 18% or $55 million primarily driven by declines in marketing and G&A

Operating expense-to-revenue ratio 27.4%
- Excluding charges for restructuring-related costs, would have been 26.6%
- 1Q08 operating expense-to-revenue ratio was 26.7%, or 26.0% excluding restructuring-related activities

Operating income $75 million
- Excluding restructuring-related costs, would have been $87 million
- 1Q08 operating income of $122 million, or $135 million excluding restructuring-related activities
- Non-GAAP operating income declined due to lower gross profit

Operating income margin 7.9%
- Excluding restructuring-related costs, would have been 9.3%
- 1Q08 operating income margin was 10.4%, or 11.5% excluding restructuring-related activities

Net interest and non-operating expense $4 million
- Up $10 million from 2008 primarily driven by increased interest expense related to the 2Q08 debt issuance

LEXMARK

1Q09 Taxes & Earnings Versus Last Year

Effective tax rate of 16%

- 1Q08 effective tax rate of 21%

Net earnings of $59 million

- Excluding after-tax restructuring-related activities, would have been $70 million
- 1Q08 net earnings were $111 million excluding restructuring-related activities

GAAP EPS of $0.75

- 1Q09 non-GAAP EPS would have been $0.89 excluding $0.14 restructuring-related items
- Excluding restructuring-related activities, 1Q08 EPS were $1.16

LEXMARK

Cash Generation

Cash From Operating Activities

History



Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

1Q09

- Net cash used for operating activities of $86 million
- Depreciation / amortization of $44 million
- CAP EX of $68 million
- Since year end, A/R decreased $12 million, inventory decreased $8 million and A/P decreased $84 million
- Pension and post retirement funding of $79 million cash
- Cash conversion days up due to higher days of inventory

Shares Repurchased



Shares
3.2M
17.0M
16.5M
2.7M
17.5M
2004
2005
2006
2007
2008
Buyback
$0.3B
$1.1B
$0.9B
$0.2B
$0.6B

Cash Conversion Days

	1Q07	1Q08	1Q09
Receivables	43	40	40
Inventory	47	53	63
Payables	62	69	70
Cash Conversion	28	23	33

LEXMARK

New Lasers Build on Strength, Expand Presence in Color & MFP Segments

October 2008

- 38 New Models

Large WG Mono Laser and MFP



X65x

T65x

Small WG Color Laser and MFP



X54x

C54x

Spring 2009

- 32 New Models

Large WG Color Laser and MFP



C73x X73x

Small WG Mono MFP



Xx6x

Small WG Mono Laser



Ex6x

Important Milestone Achieved with Significant ISD Retail Expansion

These Retailers Cater To ISD's Targeted SOHO/SMB Customers


Office DEPOT


STAPLES


OfficeMax


InkStop


MICRO CENTER


Fry's ELECTRONICS

Industry Awards & Recognition – 1Q09

"Most Awarded Line of Wireless Inkjet Printers"

Inkjet All-in-Ones


Better Buys for Business
EDITOR'S CHOICE
2009
X4975
X7675

1Q09 U.S. Laser Awards


30%
20%
15%
13%
LXK
#2
#3
#4

* Based on internal assessments of leading US technical publications and test laboratories. Laser printers and laser printer-based multifunction devices.

Mono Lasers	Color Lasers	Mono & Color MFPs
		

BERTL EXCEPTIONAL
T654dtn
BERTL HIGHLY RECOMMENDED
E460dn
2009 BLI BUYERS LABORATORY HIGHLY RECOMMENDED LAB TESTED
T650n
T652dn
T654dn

Macworld
C544dn
BERTL HIGHLY RECOMMENDED
C544dtn
BERTL HIGHLY RECOMMENDED
C782dtn XL

CHANNEL CRN 2009 CHAMPIONS
Lexmark MFP Line
BERTL EXCEPTIONAL
BERTL HIGHLY RECOMMENDED
X544dn
X658de

LEXMARK

Maintain Conservative Capital Structure - Continue Focus on Cash Flow

- Liquidity Position Strong
  - $811M in Cash and Current Marketable Securities
  - $300M Revolver
    - Expires 1Q 2010 – Currently Working Renewal
  - $100M A/R Facility Renewed on Oct. 3, 2008
  - $650M Debt Maturing in 2013 ($350M) and 2018 ($300M)

- Long Track Record of Solid Cash Generation
  - 16 Consecutive Years of Positive Cash Flow from Operations
  - Increased Focus on
    - A/R Management
    - Inventory Management
    - Maintaining Strong A/P Performance

Accelerating Cost and Expense Actions

- **2007 / 2008 Restructuring Savings**

2008	2009	
~$40M	~$70M	50% Cost 50% OPEX

- **January 2009 Restructuring Savings**

2009	2010	
~$40M	~$50M	5% Cost 95% OPEX

- **April 2009 Restructuring Savings**

2009	2010	
~$5M	~$20M	50% Cost 50% OPEX

- **Other Near Term Actions ~$75M 2009 Reduction**

Cumulative Savings


~$190M
Other Near Term
2009 Restructuring
2007/2008 Restructuring
~$40M
$0
2007
2008
2009

2009 Restructuring Summary

- April 2009 restructuring actions include the planned closure of its inkjet cartridge manufacturing facility in Juarez, Mexico by the end of 1Q10 and the continued restructuring of the company's worldwide workforce
- These actions are expected to impact about 360 positions worldwide
- Estimated pretax charges of $50 million with cash costs estimated at $10 million
  - $45 million estimated pretax charges in 2009 with cash cost estimated at $8 million
- ~$2 million 1Q09 restructuring charges related to this action
- Savings of over $5 million expected in 2009, and over $20 million in 2010
  - 50% impacting cost of sales and 50% impacting OPEX
  - Expecting cash savings of $3 million in 2009 and more than $15 million in 2010

- January 2009 restructuring actions in response to weakening economic environment
- These actions are expected to impact about 375 positions worldwide
- Estimated pretax charges of $45 million (all cash), $20 million was reflected in 4Q08 results
- Savings of $40 million expected in 2009, and over $50 million in 2010
  - 5% impacting cost of sales and 95% impacting OPEX

LEXMARK

2Q09 Outlook

In the 2nd quarter of 2009, the company expects:

Revenue to be down year on year comparable to the 1Q09 decline

Gross profit margin(1)(2) to decrease versus 35.8% in 1Q09

Operating expense(1)(2) to be about flat compared to $251 million in 1Q09

Operating income margin(1)(2) to decrease from 9.3% in 1Q09

Effective tax rate to be about 16%

GAAP EPS of $0.17 - $0.27

- EPS of $0.50 - $0.60 excluding approximately $0.33 for restructuring-related activities
- GAAP EPS were $0.89 in 2Q08, or $0.96 excluding $0.07 per share for restructuring-related activities

Note: (1) Non-GAAP, excludes restructuring-related amounts. (2) Based on foreign currency exchange rates as of 3/31/09.

LEXMARK

Assumptions

2009 Assumptions

- OPEX[1][2] down $150M+ YTY
- Effective tax rate ~16%
- Capital spending ~$225M
- Depreciation ~$210M
- Pension Funding ~$95M

Long Term Cash Flow Assumptions

- Primarily Driven by Net Income
- Modest Ongoing Working Capital / Cash Cycle Improvements
- Capital Expenditures ~ Depreciation
- Share Repurchases from Excess US Cash
- Ongoing Pension Funding Requirement Beyond 2009
  - $25M - $35M per year Under Current Assumptions

Notes: (1) Non-GAAP, excludes restructuring related amounts. (2) Based on foreign exchange rates as of 3/31/09

LEXMARK

Tables

1Q09 GAAP to Non-GAAP Reconciliation Table

2008 Foreign Currency Exposure

2008 Segment Results

2008 GAAP to Non-GAAP Reconciliation Table

GAAP to Non-GAAP Reconciliation Table

	1Q09					1Q08						
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	2Q08 EPS	2Q09 Guidance
GAAP	$333 35.3%	$259 27.4%	$75 7.9%	$59 6.3%	$0.75	$435 37.1%	$313 26.7%	$122 10.4%	$102 8.7%	$1.07	$0.89	$0.17 - $0.27
Restructuring-Related(1)	$5	($8)	$13	$11	$0.14	$5	($7)	$13	$9	$0.09	$0.07	$0.33
Non-GAAP(2)	$338 35.8%	$251 26.6%	$87 9.3%	$70 7.4%	$0.89	$441 37.5%	$306 26.0%	$135 11.5%	$111 9.5%	$1.16	$0.96	$0.50 - $0.60

Note: Management believes that presenting the non-GAAP measures above is useful because they enhance shareholders' understanding of how management assesses the performance of the company's businesses. Management reviews the performance of the company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the company. These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

2008 Foreign Currency Exposure

Revenue by Geography



U.S.
41%
39%
20%

Europe: Mostly Euro (75%-80%) and British Pound (10% - 15%)

Other International: Primarily Canadian Dollar, Brazilian Real and Australian Dollar

Cost by Currency



USD
~85%
~15%
Non-USD

Non-USD: Primarily Euro (25% - 30%), Japanese Yen (20% to 25%), Mexican Peso (20% to 25%) and Philippine Peso (5% to 10%)

Operating Expense by Currency



USD
~60%
~40%

Non-USD: Euro (45% - 50%), and a number of other currencies each representing less than 8% including the Swiss Franc, Australian Dollar and Singapore Dollar

Other Factors

- Company acts to harmonize supplies prices globally to the U.S. dollar
- Price increases cannot immediately impact laser supplies that are sold under contract (~50% at any given point in time)
- Lexmark does not hedge cash flow, but does hedge transaction exposures

LEXMARK

Full Year 2008 Results

Revenue by Geography

(Dollars in millions)	2008	2007	*% Change*
United States	$ 1,865	$ 2,140	*-13%*
Europe	1,743	1,827	*-5%*
Other International	921	1,007	*-9%*
Total Revenue(2)	$ 4,528	$ 4,974	*-9%*



U.S.
Europe
41%
39%
20%
Other International

Segment Revenue

(Dollars in millions)	2008	2007	*% Change*
PS&SD	$ 2,982	$ 2,999	*-1%*
ISD	1,547	1,975	*-22%*
Total Revenue(2)	$ 4,528	$ 4,974	*-9%*



Business
66%
34%
Consumer

Segment Operating Income

(Dollars in millions)	2008			2007			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 497	$ 24	$ 522	$ 612	$ 12	$ 624	-19%	-16%
ISD	137	27	164	93	12	106	47%	56%
Other	(357)	41	(316)	(384)	28	(356)	7%	11%
Total Operating Income(2)	$ 277	$ 93	$ 370	$ 321	$ 52	$ 373	-14%	-1%

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	Full Year 2008					Full Year 2007				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$1,535	$1,257	$277	$240	$2.69	$1,564	$1,242	$321	$301	$3.14
	33.9%	27.8%	6.1%	5.3%		31.4%	25.0%	6.5%	6.0%	
Restructuring-Related(1)	$42	($50)	$93	$77	$0.86	$17	($35)	$52	$41	$0.43
Scotland Entity(2)									($7)	($0.07)
Non-GAAP(3)	$1,577	$1,207	$370	$317	$3.55	$1,581	$1,207	$373	$336	$3.50
	34.8%	26.7%	8.2%	7.0%		31.8%	24.3%	7.5%	6.7%	

Note: Management believes that presenting the non-GAAP measures above is useful because they enhance shareholders' understanding of how management assesses the performance of the company's businesses. Management reviews the performance of the company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the company. These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Gain from the substantial liquidation of the Scotland legal entity.

(3) Totals may not foot due to rounding.

LEXMARK